                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 10 or 15(d) of the
                         Securities Exchange Act of 1934



                                JANUARY 1, 1996
                Date of Report (date of earliest event reported)


                           NETWORK LONG DISTANCE, INC.
             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                     0-23172                 72-1122018
    (State or Other                (Commission           (IRS Employer Iden-
    Jurisdiction of                File Number)           tification Number)
    Incorporation)


                               525 FLORIDA STREET
                          BATON ROUGE, LOUISIANA  70801
                     (Address of Principal Executive Offices
                               Including Zip Code)


                                 (504) 343-3125
                        (Registrant's telephone number,
                              including area code)


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Item 1.   CHANGES IN CONTROL OF REGISTRANT

          N/A

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On January 1, 1996, the Registrant acquired the selected assets of Quantum Communications, Inc., a California corporation ("Quantum"). These assets consist of approximately 40% of Quantum's long distance customer accounts and accounts receivables; Quantum's rights under any agreements, term contracts and letters of agency related to the customer accounts; customer and other deposits held or made by the Registrant related to the customer accounts and all dialers, T-1's and other equipment currently used by or for the customer accounts.

          The Registrant purchased the Quantum assets for approximately
          51,526 shares of the Registrant's restricted Common Stock, $474,225 in cash, and $339,570 paid in the form of equally denominated promissory notes payable at the per annum rate of eight percent
          (8%) in sixty equal consecutive monthly installments, the first of which shall be due on February 1, 1996. the purchase price was valued at approximately $1,323,150. The purchase price was based upon a multiple of Quantum's monthly revenue and accounts receivable subject to future adjustments for variations in Quantum's billings on or before February 28, 1996. Certain of the Registrant's shares and cash issued to Quantum will be held in escrow subject to future adjustments based on a customer evaluation to be conducted by the parties on or before February 28, 1996.

          The Registrant believes the acquisition of the Quantum assets to be beneficial as it will allow for the consolidation and reduction in overhead costs while increasing overall revenues from operations. The Registrant also believes the acquisition will enhance its corporate image in an area of the country in which it has had limited operations and may provide additional acquisition opportunities.

          There exists no material relationship between the Registrant, its officers and directors and Quantum and its officers, directors or affiliates. The restricted common stock used by the Registrant to purchase the assets of Quantum were from the Registrant's authorized but unissued common stock.

Item 3.   BANKRUPTCY OR RECEIVERSHIP

          N/A


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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

          N/A

Item 5.   OTHER EVENTS

          N/A

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          N/A

Item 7.   FINANCIAL STATEMENTS AND  EXHIBITS

          (a)            N/A

          (b)  PRO FORMA COMBINING BALANCE SHEET

               The following unaudited Pro Forma Combining Balance Sheet as of September 30, 1995, illustrates the effect of the acquisition of a segment of the customer base of Quantum Communications, Inc. (Quantum) as of January 1, 1996 (the Acquisition) and the related receivables for cash of $474,225, the issuance of 51,256 shares of restricted common stock, and the issuance of a note payable of $339,570 to Quantum. Of the consideration stated above, 21,500 shares of restricted common stock and cash of $30,000 are to be held in escrow until a specified period of time passes while retaining a certain level of the customer base. The Pro Forma Combining Balance Sheet assumes that the Acquisition occurred on the date the balance sheet is presented.

               The unaudited Pro Forma Combining Balance Sheet is presented for comparative purposes only and is not intended to be indicative of actual financial position had the transaction occurred as of the date indicated above nor does it purport to indicate the financial position which may be reached in the future.

                          PRO FORMA COMBINING BALANCE SHEET
                               AS OF SEPTEMBER 30, 1995

                                                                                       Network/Quantum
                                                Network             Pro Forma             Pro Forma
                                              Historical            Adjustments           Combined
                                              ----------            -----------           --------
               Current assets                 $ 5,932,724           $ 225,000  (1)       $ 6,157,724
                                                                     (444,225) (2)          (444,225)
               Property and equipment, net      2,368,806                                  2,368,806
               Excess of cost over net
                tangible assets acquired        2,662,523             854,495  (3)         3,517,018
               Other assets                       360,250                                    360,250
                                              -----------           ---------            -----------
                 Total assets                 $11,324,303           $ 635,270            $11,959,573
                                              -----------           ---------            -----------
                                              -----------           ---------            -----------

               Liabilities                    $ 4,084,758           $ 339,570  (2)       $ 4,424,328
               Stockholders' equity:
                Series A preferred stock               --                  --                     --
                Common stock                          300                   3  (2)               303
                Additional paid-in-capital      6,578,990             295,697  (2)         6,874,687
                Retained earnings                 660,255                  --                660,255
                                              -----------           ---------            -----------
                 Total stockholders' equity     7,239,545             295,700              7,535,245
                                              -----------           ---------            -----------
                 Total liabilities and
                  stockholders' equity        $11,324,303           $ 635,270            $11,959,573
                                              -----------           ---------            -----------
                                              -----------           ---------            -----------

               NOTES TO PRO FORMA COMBINING BALANCE SHEET

               1. Represents the historical carrying value of the assets
                  acquired by the Company.

               2. Represents the payment of $474,225 in cash, issuance
                  of 51,256 shares of the Company's restricted common stock valued at $509,355 and issuance of a note payable to Quantum for $339,570. Of the consideration mentioned above, 21,500 shares of the Company's restricted common stock valued at $213,656 and cash of $30,000 are to be held in escrow until a specified period of time passes while retaining a certain level of the customer base.
                  The customer base is not guaranteed to remain at this level until the end of the restricted period. As the outcome of this contingency is not determinable beyond reasonable doubt, the stock and cash have been excluded from the purchase price. The stock and cash held in escrow will be recorded as additional consideration upon release of the restrictions surrounding the stock and cash.

               3. Represents the allocation of the purchase price to
                  customer acquisition costs. The acquisition agreement calls for 21,500 shares of the Company's common stock and $30,000 cash to be held in escrow for the sellers. This stock has not been included in the purchase price. See Note 2. In addition, refinement in the asset values reflected in the pro forma financial data will occur upon final determination of fair values in accordance with generally accepted accounting principles. Management is currently reviewing the asset acquired in order to determine the allocation of the acquisition costs between the customer base and other intangibles and to determine the useful life for these intangibles.

          (c)            N/A

Exhibit No.    Page           Description
----------     ----           -----------
     1           5            Asset Purchase Agreement between the Registrant
                              and Quantum Communications, Inc. dated January 1,
                              1996.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NETWORK LONG DISTANCE, INC.



Dated: January 10, 1996            By: /s/ Marc I. Becker
                                       __________________________________
                                       Marc I. Becker,
                                       Executive Vice President















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